Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial Instruments
14. Financial Instruments
Fair Value of Financial Instruments

	Fair Value Measurements at December 31, 2010
	(In thousands)
		Quoted Prices in
		Active Market	Significant Other
		for Identical Assets	Observable Inputs
	Total	(Level 1)	(Level 2)
Money market funds(1)	$226,509	$226,509	$—
Bank time deposits(2)	437,309	—	437,309

Total	$663,818	$226,509	$437,309

	Fair Value Measurements at December 31, 2009
	(In thousands)
		Quoted Prices in
		Active Market	Significant Other
		for Identical Assets	Observable Inputs
	Total	(Level 1)	(Level 2)
Money market funds(1)	$468,322	$468,322	$—
Bank time deposits(2)	235,122	—	235,122

Total	$703,444	$468,322	$235,122

(1)	Included in cash and cash equivalents on the Company’s consolidated balance sheets.

(2)	Included in cash and cash equivalents and short-term investments on the Company’s consolidated balance sheets.
Concentration of Risk
     Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivables. In addition, with majority of its operations in China, the Company is subject to RMB currency risk and offshore remittance risk, both of which the Company has no way to hedge.
     The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the U.S., PRC, Hong Kong and Taiwan that management believes are of high credit quality.
     The Company had approximately $597.0 million in cash and bank deposits, such as time deposits (with terms generally up to twelve months) and bank notes, with large domestic banks in China as of December 31, 2010. Historically, deposits in Chinese banks were secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go bankrupt. In addition, since China’s concession to WTO, foreign banks have been gradually permitted to operate in China and have become significant competitors to Chinese banks in many aspects, especially since the opening of RMB business to foreign banks in late 2006. Therefore, the risk of bankruptcy on Chinese banks in which the Company holds cash and bank deposits has increased. In the event that a Chinese bank that holds the Company’s deposits goes bankrupt, the Company is unlikely to claim its deposits back in full, since it is unlikely to be classified as a secured creditor to the bank under the PRC laws.
     Accounts receivable consist primarily of advertising agencies, direct advertising customers and mobile operators. As of December 31, 2010 and 2009, substantially all accounts receivable were derived from the Company’s China operations.
     Advertising revenues from agencies accounted for approximately 91%, 93% and 91% of the Company’s advertising revenues for fiscal year 2010, 2009 and 2008, respectively. For 2010, our 10 largest advertising agencies in China contributed to 51% of our advertising revenues, and no individual customer or agency accounted for more than 10% of our total net revenues in 2010. For 2009 and 2008, Focus Media, mainly through its advertising agency subsidiaries, accounted for 12% and 14%, respectively, of the Company’s total net revenues. No advertising agency accounted for 10% or more of the Company’s net accounts receivables as of December 31, 2010. Focus Media and HY Link Advertising (BJ) Co., also a large advertising agency in China, accounted for 17% and 10%, respectively, of the Company’s net accounts receivables as of December 31, 2009. No individual advertising customer accounted for 10% or more of total net revenues for 2010, 2009 and 2008. No individual advertising customer accounted for 10% or more of net accounts receivables as of December 31, 2010 and 2009.
     With regards to the MVAS operations, revenues charged via provincial and local subsidiaries of China Mobile were 17%, 28% and 25% of the Company’s net revenues in 2010, 2009, and 2008, respectively. Revenues from the SMS product line accounted for 10%, 15% and less than 10% of the Company’s net revenues for 2010, 2009 and 2008, respectively. China Mobile and its provincial and local subsidiaries in aggregate accounted for less than 10% and 13% of the Company’s net accounts receivables as of December 31, 2010 and 2009, respectively. Accounts receivable from third-party operators represent MVAS fees collected on behalf of the Company after deducting their billing and collection services and transmission charges. The Company maintains allowances for potential credit losses. Historically, the Company has not had any significant direct write off of bad debts.
     The majority of the Company’s net income was derived from China. The operations in China are carried out by the subsidiaries and VIEs. The Company depends on dividend payments from its subsidiaries in China for its revenues after these subsidiaries receive payments from VIEs in China under various services and other arrangements. In addition, under Chinese law, its subsidiaries are only allowed to pay dividends to the Company out of their accumulated profits, if any, as determined in accordance with Chinese accounting standards and regulations. Moreover, these Chinese subsidiaries are required to set aside at least 10% of their respective accumulated profits, if any, up to 50% of their registered capital to fund certain mandated reserve funds that are not payable or distributable as cash dividends. The appropriation to mandated reserve funds are assessed annually. As of December 31, 2010, the Company is subject to a maximum appropriation of $15.4 million to these non-distributable reserve funds.
     In 2010, the majority of the Company’s revenues derived and expenses incurred were in RMB. As of December 31, 2010, the Company’s cash, cash equivalents and short-term investments balance denominated in RMB was $318.7 million, accounting for 36% of the Company’s total cash, cash equivalents and short-term investments balance. The Company’s accounts receivable balance denominated in RMB was $89.2 million, which accounted for 99% of its net accounts receivable balance. The Company’s current liabilities balance denominated in RMB was $102.2 million, which accounted for 41% of its total current liabilities balance as of December 31, 2010. Accordingly, the Company may experience economic losses and negative impacts on earnings and equity as a result of exchange rate fluctuations of RMB. Moreover, the Chinese government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency.
     The Company performed a test on the restricted net assets of consolidated subsidiaries and VIEs (the “restricted net assets”) in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded that the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2010.